                                                                 EXHIBIT 10.14.6

                                    SIXTH AMENDMENT dated as of March 28, 2003
                           (this "Amendment"), among JANUS CAPITAL GROUP INC., a Delaware corporation formerly known as Stilwell Financial Inc. (the "Borrower"), the lenders party hereto (the "Lenders") and CITIBANK, N.A., as administrative agent (in such capacity, the "Agent") and as swingline lender.

                  Reference is made to the Five-Year Credit Agreement dated December 7, 2000 (as amended, supplemented or otherwise modified from time to time, the "Five-Year Agreement") among the Borrower, the Lenders party thereto, Wells Fargo Bank West, N.A., as documentation agent, JPMorgan Chase Bank, as syndication agent, and the Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Five-Year Agreement.

                  The Borrower has requested that the Lenders amend certain provisions of the Five-Year Agreement as set forth in this Amendment and the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to agree to such amendments on the terms and subject to the conditions set forth herein.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Amendments to Article I. Section 1.01 of the Five-Year Agreement is hereby amended as follows:

                  (a) by adding in the appropriate alphabetical order therein the following new definition:

                           "'JCG Inc.' shall mean Janus Capital Group Inc., a Delaware corporation formerly known as Stilwell Financial Inc."

                  (b) amending the definition of "Borrower" or "Borrowers" in its entirety to read as follows:

                           "'Borrower' or 'Borrowers' shall mean Stilwell and/or Janus, as applicable, in connection with actions or dates before the Merger Date and, in connection with actions or dates on and after the Merger Date, shall mean JCG Inc."

                  (c) amending the definition of "Janus" in its entirety to read as follows:

                           "'Janus' shall mean Janus Capital Corporation, a Colorado corporation, before the Merger Date and, on and after the Merger Date, shall mean JCG Inc."

                  (d) amending the definition of "Janus Transaction" in its entirety to read as follows:

                           "'Janus Transaction' shall mean the transaction whereby Janus will be merged into Stilwell and will be renamed Janus Capital Group Inc., and its investment in Nelson may be sold."


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                  (e) amending the definition of "Related Subsidiaries" in its entirety to read as follows:

                           "'Related Subsidiaries' shall mean (a) with respect to Stilwell prior to the Merger Date, each of its subsidiaries, other than Janus and each of Janus' subsidiaries, (b) with respect to Janus prior to the Merger Date, each of its subsidiaries, and (c) with respect to Stilwell or Janus on or after the Merger Date, each of the subsidiaries of JCG Inc."

                  (f) amending the definition of "Stilwell" in its entirety to read as follows:

                           "'Stilwell' shall mean Stilwell Financial Inc., a Delaware corporation, before the Merger Date and, on and after the Merger Date, shall mean JCG Inc."

                  (g) deleting the definition of "JCM Inc.".

                  SECTION 2. Amendment to Section 6.01. Section 6.01(a)(xi) of the Five-Year Agreement is hereby amended by deleting the reference to "$1,200,000,000" and replacing it with "$856,000,000".

                  SECTION 3. Amendment to Section 6.07. Section 6.07 of the Five-Year Agreement is hereby amended by deleting in its entirety clause (a) and replacing it with the following:

                           "(a) permit the Leverage Ratio on any date during any period set forth below to be in excess of the ratio set forth below opposite the period during which such date occurs:

                           Period                                 Ratio
                           ------                                 -----
                           Through 3/30/03                        2.00 to 1.00
                           3/31/03 through 9/30/03                2.75 to 1.00
                           10/1/03 and thereafter                 2.00 to 1.00"

                  SECTION 4. Representations, Warranties and Agreements. The Borrower hereby represents and warrants to and agrees with each Lender and the Agent that:

                  (a) The representations and warranties of the Borrower set forth in Article III of the Five-Year Agreement are true and correct in all material respects with the same effect as if made on the Amendment Effective Date (as defined below), except to the extent such representations and warranties expressly relate to an earlier date.

                  (b) The Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Amendment and to perform its obligations under the Five-Year Agreement, as amended by this Amendment.

                  (c) The execution, delivery and performance by the Borrower of this Amendment and the performance by the Borrower of the Five-Year Agreement, as amended by this Amendment, (i) have been duly authorized by all requisite action and (ii) will not (A) violate (x) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower, (y) any order of any Governmental Authority or (z) any provision of any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement for borrowed money or other agreement or instrument or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower.

                  (d) This Amendment has been duly executed and delivered by the Borrower. The Five-Year Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

                  (e) As of the Amendment Effective Date, no Event of Default or Default has occurred and is continuing.

                  SECTION 5. Conditions to Effectiveness. This Amendment shall become effective on the date of the satisfaction in full of the following conditions precedent (the "Amendment Effective Date"):

                  (a) The Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower, Janus Capital Management LLC, the Agent and the Required Lenders under the Five-Year Agreement.

                  (b) All legal matters incident to this Amendment shall be satisfactory to the Required Lenders, the Agent and Cravath, Swaine & Moore, counsel for the Agent.

                  (c) The Agent shall have received such other documents, instruments and certificates as it or its counsel shall reasonably request.

                  SECTION 6. Amendment Fees. In consideration of the consent provided by the consenting Lenders, the Borrower agrees to pay, on the Amendment Effective Date, to the Agent, for the account of each Lender that delivers on or prior to 5:00 p.m., New York City time, on March 28, 2003, an executed counterpart of this Amendment, an amendment fee (the "Amendment Fee") in an amount equal to .075% of such Lender's Commitment (whether used or unused) under the Five-Year Agreement as of the Amendment Effective Date; provided that the Borrower shall have no liability for any such Amendment Fee if this Amendment does not become effective.

                  SECTION 7. Five-Year Agreement. Except as specifically stated herein, the Five-Year Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement," "herein," "hereunder," "hereto," "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Five-Year Agreement as modified hereby.

                  SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 10. Expenses. The Borrower agrees to reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.



                                        JANUS CAPITAL GROUP INC.,

                                         by:  /s/ Gregory A. Frost
                                              ----------------------------------
                                              Name:  Gregory A. Frost
                                              Title: Vice President & Controller


                                        JANUS CAPITAL MANAGEMENT LLC,
                                        as Guarantor,

                                         by:  /s/ Matthew R. Luoma
                                              ----------------------------------
                                              Name:  Matthew R. Luoma
                                              Title: Treasurer

                                        CITIBANK, N.A., individually and as
                                        Administrative Agent and as
                                        Swingline Lender,

                                         by:  /s/ M. Nicholls
                                              ----------------------------------
                                              Name:  M. Nicholls
                                              Title: Director


                                        WELLS FARGO BANK, N.A., as successor in
                                        interest to WELLS FARGO BANK WEST, N.A.,

                                         by:  /s/ Randall Schmidt
                                              ----------------------------------
                                              Name:  Randall Schmidt
                                              Title: Vice President


                                        JPMORGAN CHASE BANK (f/k/a The Chase
                                        Manhattan Bank), individually and as
                                        Syndication Agent,

                                         by:  /s/ Marybeth Mullen
                                              ----------------------------------
                                              Name:  Vice President
                                              Title: JPMorgan Chase Bank

                                        BANK OF AMERICA, N.A.,

                                         by:  /s/ Sean W. Cassidy
                                              ----------------------------------
                                              Name:  Sean W. Cassidy
                                              Title: Principal

                                        THE GOVERNOR AND COMPANY OF THE
                                        BANK OF IRELAND,

                                         by:
                                              ----------------------------------
                                              Name:
                                              Title:

                                         by:
                                              ----------------------------------
                                              Name:
                                              Title:


                                        THE BANK OF NEW YORK,

                                         by:  /s/ Timothy J. Somers
                                              ----------------------------------
                                              Name:  Timothy J. Somers
                                              Title: Vice President

                                        CREDIT SUISSE FIRST BOSTON,

                                         by:  /s/ Jay Chall
                                              ----------------------------------
                                              Name:  Jay Chall
                                              Title: Director

                                         by:  /s/ Cassandra Droogan
                                              ----------------------------------
                                              Name:  Cassandra Droogan
                                              Title: Associate


                                        U.S. BANK NATIONAL ASSOCIATION,

                                         by:  /s/ John P. Mills
                                              ----------------------------------
                                              Name:  John P. Mills
                                              Title: Vice President

                                        FLEET NATIONAL BANK,

                                         by:  /s/ R. McClelland
                                              ----------------------------------
                                              Name:  R. McClelland
                                              Title: Director


                                        HSBC,

                                         by:  /s/ Scott H. Buitekant
                                              ----------------------------------
                                              Name:  Scott H. Buitekant
                                              Title: First Vice President


                                        THE ROYAL BANK OF SCOTLAND plc,

                                         by:  /s/ Diane Ferguson
                                              ----------------------------------
                                              Name:  Diane Ferguson
                                              Title: Senior Vice President


                                        STATE STREET BANK AND TRUST COMPANY,

                                         by:  /s/ John Stankard
                                              ----------------------------------
                                              Name:  John Stankard
                                              Title: Vice President

                                        UMB, N.A.,

                                         by:  /s/ Terry Dierks
                                              ----------------------------------
                                              Name:  Terry Dierks
                                              Title: Senior Vice President